Templeton Emerging
Markets Income Fund

Your Fund's Objective:

The Templeton Emerging Markets Income Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign-related entities and private sector companies in emerging market countries.

April 15, 1997

Dear Shareholder:

We are pleased to bring you the semi-annual report for the Templeton Emerging Markets Income Fund for the six months ended February 28, 1997. During this period, bond prices rallied in many emerging market countries in response to their governments' market-oriented policies, improved corporate earnings, and increased demand for such assets by new investors entering the market. These so-called "crossover" investors were in large part represented by financial institutions that normally invest in high-yield U.S. securities, but were searching for the higher returns available in emerging markets. Within this environment, the Fund posted a six-month total return of 12.34% in market-price terms, and 12.41% in net asset value terms, as discussed in the Performance Summary on page 5.

On February 28, 1997, debt from Mexico, Argentina, and Brazil represented more than 47% of total net

Templeton Emerging Markets Income Fund

Geographic Distribution on 2/28/97
Based on Total Net Income

                                  [PIE CHART]

Latin America         56.2%
United States         19.0%
Europe                14.1%
Asia                  10.7%


assets. Mexico appeared to complete its recovery from the peso devaluation crisis of 1994, and by early 1997, repaid the entire stabilization loan granted by the U.S. two years ago. Spurred on by foreign investment and rising exports, Mexico's economy showed strong growth. In anticipation of these events, we increased our holdings there, from 11.1% to 22.6% of total net assets.

During the reporting period, Argentina's economy continued to recuperate from recession, and Brazil's government moved forward on constitutional reform. These developments, along with expectations of future privatization and fiscal reform, increased the value of our Argentine and Brazilian holdings. However, we sold some of this debt at the end of February because of our concern that U.S. interest rates might rise and lead to higher rates in these markets.

We increased our Russian holdings during the reporting period as a result of our optimism concerning recent reforms in its economic infrastructure. Russia's government agreed with the International Monetary Fund (IMF) on monetary, fiscal, and foreign reserve targets and also began implementing economic policies designed to improve its budget deficit and balance of payments. In the past, Russia's inefficient tax collection system had forced the government to rely primarily on borrowing as a source of financing, but during the reporting period tax receipts began to improve. Other recent reforms included restructuring the banking sector and refinancing domestic debt by selling bonds to international investors. These measures contributed to lower yields for their domestic treasury bonds and reduced the government's cost of funding. Russia also began to renegotiate its non-performing foreign debt with international creditors. However, uncertainty surrounding President Boris Yeltsin's health remained a source of market volatility. Of course, investing in Russian securities involves special considerations not typically associated with investing in the U.S. securities markets, including significant risks, such as political and social uncertainty and the pervasiveness of corruption and crime in the Russian economic system.

During the six months under review, we reduced our holdings in countries with inconsistent economic policies. For example, we sold our Ecuadorian bonds because we believed the country's debt was trading above fair value, and we were concerned about policies being pursued by President Bucaram. In Eastern Europe, Bulgaria underwent a severe political and financial crisis in January 1997, which led many foreign investors to doubt the nations's ability to service its external debt. We sold our Bulgarian positions before this crisis because of concerns that the government could not meet its financial obligations without IMF support.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Of course, investments in foreign securities involve special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested.

Developing markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. These risks and other considerations are discussed in the Fund's prospectus.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Neil S. Devlin
-------------------
Neil S. Devlin, CFA
Portfolio Manager
Templeton Emerging Markets Income Fund, Inc.

CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Emerging Markets Income Fund produced a total return of 12.34% for the six-month period ended February 28, 1997. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 12.41% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange (NYSE) increased by 87.5 cents ($0.875), from $12.00 per share on August 31, 1996 to $12.875 on February 28, 1997, while the net asset value increased 95 cents ($0.95), from $12.92 to $13.87. Shareholders received income distributions totaling 62 cents ($0.62) per share. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.

TEMPLETON EMERGING MARKETS INCOME FUND

Periods ended 2/28/97


                                                                     Since
                                                                     Inception
                                     One-Year      Three-Year        (9/23/93)
Cumulative Total Return(1)
  Based on change
  in net asset value                  25.09%          33.43%          38.57%
  Based on change
  in market price                     19.89%          27.34%          20.70%

Average Annual Total Return(2)
  Based on change
  in net asset value                  25.09%          10.09%           9.97%
  Based on change
  in market price                     19.89%           8.39%           5.63%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currencies and the political and economic climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.

THE NEW CAREER OF SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

By Professor Robert Herrmann

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                         PERIOD FROM
                                              SIX MONTHS                                              SEPTEMBER 23, 1993
                                                 ENDED                 YEAR ENDED AUGUST 31            (COMMENCEMENT OF
                                           FEBRUARY 28, 1997    ---------------------------------       OPERATIONS) TO
                                              (UNAUDITED)            1996               1995           AUGUST 31, 1994
                                           -----------------    ---------------    ---------------    ------------------
Net asset value, beginning of period           $   12.92           $   11.52          $   12.35            $  14.02
                                                --------            --------           --------            --------
Income from investment operations:
   Net investment income                             .59                1.24               1.33                1.18
   Net realized and unrealized gain
     (loss)                                          .98                1.40               (.92)              (1.77)
                                                --------            --------           --------            --------
Total from investment operations                    1.57                2.64                .41                (.59)
                                                --------            --------           --------            --------
Underwriting expenses deducted from
  capital                                             --                  --                 --                (.03)
                                                --------            --------           --------            --------
Distributions:
   Dividends from net investment income             (.62)              (1.24)             (1.24)              (1.00)
   Distributions from net realized gains              --                  --                 --                (.05)
                                                --------            --------           --------            --------
Total distributions                                 (.62)              (1.24)             (1.24)              (1.05)
                                                --------            --------           --------            --------
Change in net asset value                            .95                1.40               (.83)              (1.67)
                                                --------            --------           --------            --------
Net asset value, end of period                 $   13.87           $   12.92          $   11.52            $  12.35
                                                ========            ========           ========            ========
TOTAL RETURN*
Based on market value per share                   12.34%              23.73%              (4.28)%             (9.71)%
Based on net asset value per share                12.41%              24.31%              3.82%               (4.55)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                $ 660,067           $ 614,951          $ 548,448            $587,954
Ratio of expenses to average net assets            1.20%**             1.09%               .81%                .86%**
Ratio of expenses, exclusive of fee
  waiver, to average net assets                    1.20%**             1.20%              1.28%               1.25%**
Ratio of net investment income to average
  net assets                                       8.79%**            10.14%             11.79%               9.66%**
Portfolio turnover rate                          163.44%              77.90%             58.73%              91.73%

 * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)

--------------------------------------------------------------------------------

                                                                                            PRINCIPAL IN
                                                                              COUNTRY     LOCAL CURRENCY**       VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES: 81.1%
---------------------------------------------------------------------------------------------------------------------
ARGENTINA: 12.3%
                         Argentina Republic of, 9.25%, 2/23/01                   U.S.        28,530,000       $ 29,207,587
                         Argentina Republic of, 11.375%, 1/30/17                 U.S.         4,200,000          4,467,750
                         Bridas Corp., Yankee, 12.50%, 11/18/99                  U.S.        12,180,000         13,245,750
                         Argentina Local Market Securities Trust 1994-I
                            (Goldman Sachs Group, L.P.), 8/15/01                 U.S.        12,500,000         14,687,500
                         Industrias Metalurgicas Pescarmona, 11.75%,
                            3/27/98, 144A                                        U.S.         5,900,000          5,995,875
                         Morgan Stanley Repack Arg Dom Secs Trust, 14.75%,
                            9/01/02                                              U.S.        11,800,000         13,835,500
                                                                                                               -----------
                                                                                                                81,439,962
---------------------------------------------------------------------------------------------------------------------
BRAZIL: 12.3%
                         Abril SA, 12.00%, 10/25/03, 144A                        U.S.         5,525,000          5,897,937
                         Brazil Govt., 8.875%, 11/05/01                          U.S.        29,725,000         29,992,525
                         Centrais Electricas Brasileiras SA, 10.00%,
                            10/30/98, 144A                                       U.S.         5,550,000          5,758,125
                         Companhia Suzano Papel, 10.25%, 10/06/01                U.S.         6,000,000          6,067,500
                         Copene-Petroquimica Nordeste SA, 9.50%, 10/19/01,
                            144A                                                 U.S.        14,150,000         14,291,500
                         Government of Brazil, 5.00%, 4/15/24                    U.S.         7,625,000          5,008,672
                         Government of Brazil, conv., L, 6.5625%, FRN,
                            4/15/12                                              U.S.         9,100,000          7,496,125
                         Tevecap SA, 12.625%, 11/26/04, 144A                     U.S.         6,070,000          6,532,837
                                                                                                               -----------
                                                                                                                81,045,221
---------------------------------------------------------------------------------------------------------------------
COLOMBIA: 1.0%
                         Banco Ganadero SA, 9.75%, 8/26/99, 144A                 U.S.         5,580,000          5,852,025
                         Empresa Colombiana de Petroleos, 7.25%, 7/08/98         U.S.         1,000,000          1,010,000
                                                                                                               -----------
                                                                                                                 6,862,025
---------------------------------------------------------------------------------------------------------------------
COSTA RICA: 1.0%
                         Banco Central de Costa Rica, A, 6.25%, 5/21/10          U.S.         8,300,000          6,889,000
---------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC: 2.6%
                         Ceskoslovenska OBchodni Banka, 11.125%, 8/26/97         Csk.       144,580,000          4,957,695
                         CEZ, 14.375%, 1/27/01                                   Csk.       122,770,000          4,359,497
                         Skofin, 11.625%, 2/09/98, 144A                          Csk.       230,750,000          7,956,077
                                                                                                               -----------
                                                                                                                17,273,269
---------------------------------------------------------------------------------------------------------------------
GUATEMALA: 1.4%
                         Asociacion Nacional del Cafe, 11.00%, 8/31/98           U.S.         8,728,000          9,011,660
---------------------------------------------------------------------------------------------------------------------
INDIA: 0.8%
                         Essar Gujarat Ltd., 8.33750%, FRN, 7/15/99, 144A        U.S.         5,300,000          5,127,750
---------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                                                            PRINCIPAL IN
                                                                              COUNTRY     LOCAL CURRENCY**       VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------
INDONESIA: 5.4%
                         PT Astra International, 9.75%, 4/29/01                  U.S.         6,150,000       $  6,519,000
                         PT Indah Kiat Pulp & Paper Corp., 8.875%, 11/01/00,
                            144A                                                 U.S.         4,840,000          4,882,350
                         PT Inti Indorayon Utama, 9.125%, 10/15/00               U.S.         6,830,000          6,761,700
                         PT Polysindo Eka Perkasa, 13.00%, 6/21/01               U.S.         5,000,000          5,675,000
                         PT Polysindo Intl. Finance Co., B 11.375%, 6/15/06      U.S.         2,535,000          2,737,800
                         Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01       U.S.         8,000,000          9,100,000
                                                                                                               -----------
                                                                                                                35,675,850
---------------------------------------------------------------------------------------------------------------------
LITHUANIA: 0.6%
                         Republic of Lithuania, 10.00%, 12/22/97, 144A           U.S.         3,730,000          3,812,993
                         Republic of Lithuania, 10.00%, 12/22/97                 U.S.           250,000            255,563
                                                                                                               -----------
                                                                                                                 4,068,556
---------------------------------------------------------------------------------------------------------------------
MEXICO: 22.6%
                         Banco Nacional Obra Serv., 9.625%, 11/15/03             U.S.         3,500,000          3,626,875
                         Bancomer S.A., 8.00%, 7/07/98                           U.S.        11,100,000         11,176,313
                         Cemex SA, 10.75%, 7/15/00, 144A                         U.S.         6,340,000          6,760,025
                         United Mexican States, 11.00781%, FRN, 7/21/97,
                            144A                                                 U.S.        13,000,000         13,211,250
                         United Mexican States, 11.375%, 9/15/16                 U.S.        50,990,000         56,089,000
                         United Mexican States, 11.50%, 5/15/26, GLOB BD         U.S.        21,275,000         23,748,219
                         United Mexican States, 9.875%, 1/15/07                  U.S.        24,775,000         25,735,031
                         United Mexican States, A, 6.25%, 12/31/19               U.S.         4,100,000          3,139,063
                         United Mexican States, B, 6.25%, 12/31/19               U.S.         7,700,000          5,895,312
                                                                                                               -----------
                                                                                                               149,381,088
---------------------------------------------------------------------------------------------------------------------
PANAMA: 0.9%
                         Republic of Panama, 6.54688%, FRN, 5/10/02              U.S.         5,923,077          5,863,846
---------------------------------------------------------------------------------------------------------------------
PERU: 0.2%
                         Guaranteed Capital Corp. Ltd., 11.00%, 3/21/97          U.S.         1,526,667          1,526,667
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES: 4.5%
                         National Power Corp., 7.625%, 11/15/00, 144A            U.S.        10,000,000         10,075,000
                         Philippine Long Distance Telephone Co., 10.625%,
                            6/02/04                                              U.S.         5,500,000          6,312,900
                         Philippine Long Distance Telephone Co., 9.25%,
                            6/30/06                                              U.S.         4,980,000          5,316,150
                         Subic Power Corp., 9.50%, 12/28/08, 144A                U.S.         7,530,407          7,878,688
                                                                                                               -----------
                                                                                                                29,582,738
---------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                                                            PRINCIPAL IN
                                                                              COUNTRY     LOCAL CURRENCY**       VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------
POLAND: 1.2%
                         Poland Communications Inc., 9.875%, 11/01/03, 144A      U.S.         7,590,000       $  7,547,306
---------------------------------------------------------------------------------------------------------------------
RUSSIA: 9.8%
                         Russia, 9.25%, 11/27/01, Reg S                          U.S.        60,200,000         59,334,625
                         *Russia, when issued 12/31/97                           U.S.         8,650,000          5,238,656
                                                                                                               -----------
                                                                                                                64,573,281
---------------------------------------------------------------------------------------------------------------------
TRINIDAD AND TOBAGO: 0.9%
                         Sei Holdings IX Inc., 11.00%, 11/30/00, 144A            U.S.         5,210,000          5,587,725
---------------------------------------------------------------------------------------------------------------------
VENEZUELA: 3.6%
                         Electricidad de Caracas, 6.5625%, FRN, SER A1,
                            9/30/03                                              U.S.         2,618,618          2,350,210
                         Republic of Venezuela, 6.75%, 3/31/20, PAR BOND, B      U.S.        26,100,000         20,097,000
                         Venezuela Republic of, 6.4375%, 3/31/20, FRN, Ser.
                            W/A                                                  U.S.         1,290,000          1,119,881
                                                                                                               -----------
                                                                                                                23,567,091
                                                                                                               -----------
TOTAL LONG TERM SECURITIES (cost $516,735,391)                                                                 535,023,035
---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 0.7%
---------------------------------------------------------------------------------------------------------------------
                         Federal Home Loan Bank (D/N), 3/06/97                   U.S.           700,000            699,694
                         Federal Home Loan Mortgage Corp., 5.23%, with
                            maturities to 3/25/97                                U.S.         2,135,000          2,128,280
                         U. S. Treasury Bill, 4.98% to 5.03%, with
                            maturities to 6/05/97                                U.S.         2,052,000          2,027,390
                                                                                                               -----------
TOTAL SHORT TERM OBLIGATIONS (cost $4,853,097)                                                                   4,855,364
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 2.0% (cost $13,002,000)
---------------------------------------------------------------------------------------------------------------------
                                                                                              MATURITY
                                                                                               VALUE
                         Bank of America, 5.34% Collateralized by 12,990,000
                            U.S. Treasury Note, 5/31/98, Value $13,266,038       U.S.        13,007,786         13,002,000
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 83.8% (cost $534,590,488)                                                                   552,880,399
UNREALIZED GAIN IN FORWARD EXCHANGE CONTRACTS:                                                                      56,439
OTHER ASSETS, LESS LIABILITIES: 16.2%                                                                          107,129,721
                                                                                                              ------------
TOTAL NET ASSETS: 100.0%                                                                                      $660,066,559
                                                                                                               ===========

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (unaudited)

Assets:
   Investments in securities, at value
      (identified cost $534,590,488)         $552,880,399
   Cash                                               187
   Receivables:
      Investment securities sold              267,974,406
      Interest                                 13,782,607
   Unamortized organization costs                   9,276
   Unrealized gain on forward exchange
      contracts (Note 5)                           56,439
                                             ------------
         Total assets                         834,703,314
                                             ------------
Liabilities:
   Payable for investment securities
      purchased                               173,764,692
   Accrued expenses                               872,063
                                             ------------
         Total liabilities                    174,636,755
                                             ------------
Net assets, at value                         $660,066,559
                                             ============
Net assets consist of:
   Undistributed net investment income       $  7,945,292
   Net unrealized appreciation                 21,559,019
   Accumulated net realized loss              (34,376,719)
   Net capital paid in on shares of
      capital stock                           664,938,967
                                             ------------
Net assets, at value                         $660,066,559
                                             ============
Shares outstanding                             47,605,757
                                             ============
Net asset value per share
   ($660,066,559 / 47,605,757
   shares outstanding)                       $      13.87
                                             ============

STATEMENT OF OPERATIONS
for the six months ended February 28, 1997 (unaudited)

Interest income                                $31,802,470
Expenses:
   Management fees (Note 3)     $ 2,704,960
   Administrative fees (Note
      3)                            477,347
   Transfer agent fees              350,000
   Custodian fees                    78,000
   Reports to shareholders           94,250
   Audit fees                        30,000
   Legal fees                        20,000
   Registration and filing
      fees                           35,000
   Directors' fees and
      expenses                       23,000
   Amortization of
      organization costs              2,819
   Other                                641
                                -----------
      Total expenses                             3,816,017
                                               -----------
         Net investment income                  27,986,453
Realized and unrealized gain:
   Net realized gain on:
      Investments                34,155,819
      Foreign currency
         transactions             1,474,889
                                -----------
                                 35,630,708
                                -----------
   Net unrealized
      appreciation on:
      Investments                11,083,159
      Foreign currency
         translation of other
         assets and
         liabilities                (69,234)
                                -----------
                                 11,013,925
                                -----------
      Net realized and
         unrealized gain                        46,644,633
                                               -----------
Net increase in net assets
   resulting from operations                   $74,631,086
                                               ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                       ENDED
                                                                                 FEBRUARY 28, 1997       YEAR ENDED
                                                                                    (UNAUDITED)        AUGUST 31, 1996
                                                                                 -----------------     ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                        $  27,986,453        $  58,857,589
      Net realized gain on investment and foreign currency transactions               35,630,708           22,811,582
      Net unrealized appreciation                                                     11,013,925           43,865,000
                                                                                    ------------         ------------
         Net increase in net assets resulting from operations                         74,631,086          125,534,171
   Distributions to shareholders from net investment income                          (29,515,569)         (59,031,139)
                                                                                    ------------         ------------
         Net increase in net assets                                                   45,115,517           66,503,032
Net assets:
      Beginning of period                                                            614,951,042          548,448,010
                                                                                    ------------         ------------
      End of period                                                                $ 660,066,559        $ 614,951,042
                                                                                    ============         ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks high current income and capital appreciation by investing primarily in a portfolio of high yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities, including options, listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN EXCHANGE CONTRACTS:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

    (i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

    (ii) Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investment based on specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

D. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

E. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

F. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over a five year period.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date. Interest income and estimated expenses are accrued daily.

H. REPURCHASE AGREEMENTS:

The Fund, through its custodians, receives delivery of the underlying securities, whose market is required to be at least 102% of the resale price at the time of purchase. The Fund's investment advisor, Templeton Investment Counsel, Inc., is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

I. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J. SECURITIES TRADED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS:

The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date. These securities are identified on the accompanying Investment Portfolio. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

Included in the statement of assets and liabilities as of February 28, 1997 are receivables for investment securities sold and payables for investment securities purchased of $108,471,745 and $110,471,748, respectively, related to the sale and purchase of Russian when-issued securities. The realization of these receivables and payables are subject to the risk that such securities may never be issued. Included in net unrealized gains on investments is unrealized gains of $3,235,950 related to positions sold and unrealized gains of $2,703 on positions held as of February 28, 1997. In the event these securities are not issued, such gains will not be realized.
2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

As of February 28, 1997, there were 100,000,000 shares of $.01 par value capital stock authorized. During the six months ended February 28, 1997 and the year ended August 31, 1996, there were no capital share transactions.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FTSI), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.85% of the average daily net assets of the Fund. The Fund pays monthly a transfer agent fee to Paine Webber equal, on an annual basis, to 0.10% of average daily net assets of the Fund. The Fund pays FTSI monthly a fee of 0.15% per annum of the Fund's average net assets.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees for the six months ended February 28, 1997.
4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1997 aggregated $936,541,153 and $1,041,258,526, respectively. The cost of securities for federal income tax purposes is $538,469,215. Realized gains and losses are reported on an identified cost basis.

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income taxes purposes, was as follows:

            Unrealized appreciation                                                            $16,620,601
            Unrealized depreciation                                                             (2,209,417)
                                                                                               -----------
            Net unrealized appreciation                                                        $14,411,184
                                                                                               ===========

5. FINANCIAL INSTRUMENTS

During the six months ended February 28, 1997, the Fund has been a party to financial instruments with off-balance-sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At February 28, 1997, the Fund has an outstanding forward exchange contract for the sale of a currency as set out below. The contract is reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract.

              Net unrealized gain in forward exchange contract to sell 19,300,000 Deutschemarks
                for 11,519,500 U.S. dollars, March 27, 1997                                        $56,439
                                                                                                   ========

6. TAX LOSS CARRYOVERS

At August 31, 1996, the Fund had tax basis capital losses of $67,000,000 which may be carried over to offset capital gains. Such losses expire in 2003 and 2004.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, February 25, 1997

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 25, 1997. The purpose of the meeting was to elect five directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending August 31, 1997 and in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as directors of the Fund: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Edith E. Holiday. The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending August 31, 1997. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of five (5) Directors for the terms set forth below:

                                                          % OF                         % OF
                                                       OUTSTANDING                  OUTSTANDING
                                            FOR          SHARES        WITHHELD       SHARES
                                        -----------    -----------     --------     -----------
  Term expiring 2000:
      John Wm. Galbraith                 43,332,952       91.02%       684,949          1.44%
      Betty P. Krahmer                   43,409,663       91.18%       608,238          1.28%
      Gordon S. Macklin                  43,414,484       91.20%       603,419          1.26%
      Fred R. Millsaps                   43,364,253       91.09%       653,648          1.37%
  Term expiring 1999:
      Edith E. Holiday                   43,321,803       91.00%       696,098          1.46%

2. Ratification of the selection of McGladrey & Pullen, LLP, as independent public accountants of the Fund for the fiscal year ending August 31, 1997:

                                                           % OF                        % OF                        % OF
                                                        OUTSTANDING                 OUTSTANDING                 OUTSTANDING
                                             FOR          SHARES        AGAINST       SHARES        ABSTAIN       SHARES
                                         -----------    -----------     -------     -----------     -------     -----------
                                          43,441,913       91.25%       219,142         0.46%       354,648         0.74%

TEMPLETON EMERGING MARKETS INCOME FUND, INC.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan ( the "Plan") with the following features: -- If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. -- Participants should contact Chemical Mellon Securities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pittsburgh, PA 15230, to receive the Plan brochure. -- To receive dividends or distributions in cash, the shareholder must notify Chemical Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for distribution. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charged by Mellon upon any cash withdrawal or termination. -- Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Emerging Markets Income Fund, Inc. shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". The Fund's New York Stock Exchange trading symbol is TEI.

For current information about the net asset value, call 1-800-357-0738. If any shareholder is not receiving copies of the Reports to the Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH                             INCOME        FRANKLIN STATE-SPECIFIC
                                                        FUNDS SEEKING
Franklin Global Health Care Fund          Franklin Adjustable Rate
                                                        TAX-FREE INCOME
                                          Securities Fund
Franklin Templeton Japan Fund
                                          Franklin Adjustable U.S.
                                                        Alabama
Templeton Developing Markets Trust
                                          Government Securities Fund
                                                        Arizona*
Templeton Foreign Fund
                                          Franklin's AGE High Income Fund
                                                        Arkansas**
Templeton Foreign Smaller
                                          Franklin Investment
Companies Fund                                          California*
                                          Grade Income Fund
Templeton Global Infrastructure Fund
                                                        Colorado
                                          Franklin Short-Intermediate U.S.
Templeton Global
                                          Government Securities Fund
                                                        Connecticut
Opportunities Trust
                                          Franklin U.S. Government
                                                        Florida*
Templeton Global Real Estate Fund
                                          Securities Fund
                                                        Georgia
Templeton Global Smaller
                                          Franklin Money Fund
Companies Fund                                          Hawaii**
                                          Franklin Federal Money Fund
Templeton Greater European Fund                         Indiana
Templeton Growth Fund                                   Kentucky
                                          FOR NON-U.S. INVESTORS:
Templeton Latin America Fund                            Louisiana
                                          Franklin Tax-Advantaged
                                          High Yield Securities Fund
Templeton Pacific Growth Fund                           Maryland
                                          Franklin Tax-Advantaged
Templeton World Fund                                    Massachusetts***
                                          International Bond Fund
                                                        Michigan*
                                          Franklin Tax-Advantaged U.S.
GLOBAL GROWTH AND INCOME
                                                        Minnesota***
                                          Government Securities Fund
Franklin Global Utilities Fund
                                                        Missouri
                                          FOR CORPORATIONS:
Franklin Templeton German
                                                        New Jersey
                                          Franklin Corporate Qualified
Government Bond Fund
                                                        New York*
                                          Dividend Fund
Franklin Templeton
                                                        North Carolina
Global Currency Fund
                                                        Ohio***
Mutual European Fund
                                          FRANKLIN FUNDS SEEKING
                                                        Oregon
Templeton Global Bond Fund
                                          TAX-FREE INCOME
                                                        Pennsylvania
Templeton Growth and Income Fund
                                          Federal Intermediate-Term
                                                        Tennessee**
                                          Tax-Free Income Fund
                                                        Texas
GLOBAL INCOME                             Federal Tax-Free Income Fund
                                                        Virginia
                                          High Yield Tax-Free Income Fund
Franklin Global Government
Income Fund
                                                        Washington**
                                          Insured Tax-Free Income Fund
Franklin Templeton Hard
                                          Puerto Rico Tax-Free Income Fund
                                                        VARIABLE ANNUITIES+
Currency Fund
                                          Tax-Exempt Money Fund
                                                        Franklin Valuemark(R)
Franklin Templeton High
Income Currency Fund
                                                        Franklin Templeton
                                                        Valuemark Income Plus
Templeton Americas
                                                        (an immediate annuity)
Government Securities Fund

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES,
AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY). **THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97               GROWTH
                        Franklin Blue Chip Fund
                        Franklin California Growth Fund
                        Franklin DynaTech Fund
                        Franklin Equity Fund
                        Franklin Gold Fund
                        Franklin Growth Fund
                        Franklin MidCap Growth Fund
                        Franklin Small Cap Growth Fund
                        Mutual Discovery Fund
                        GROWTH AND INCOME
                        Franklin Asset Allocation Fund
                        Franklin Balance Sheet
                        Investment Fund
                        Franklin Convertible Securities Fund
                        Franklin Equity Income Fund
                        Franklin Income Fund
                        Franklin MicroCap Value Fund
                        Franklin Natural Resources Fund
                        Franklin Real Estate Securities Fund
                        Franklin Rising Dividends Fund
                        Franklin Strategic Income Fund
                        Franklin Utilities Fund
                        Franklin Value Fund
                        Mutual Beacon Fund
                        Mutual Qualified Fund
                        Mutual Shares Fund
                        Templeton American Trust, Inc.
                        FUND ALLOCATOR SERIES:
                        Franklin Templeton
                        Conservative Target Fund
                        Franklin Templeton
                        Moderate Target Fund
                        Franklin Templeton
                        Growth Target Fund

Templeton Emerging Markets
Income Fund, Inc.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


                                   [GRAPHIC]


TEMPLETON
EMERGING
MARKETS
INCOME
FUND, INC.

SEMI-ANNUAL REPORT
FEBRUARY 28, 1997

[FRANKLIN TEMPLETON LOGO]